Exhibit 10.2

AMENDMENT NO. 4 TO EMPLOYMENT AGREEMENT

        AMENDMENT NO. 4 TO EMPLOYMENT AGREEMENT made as of the 13th day of May, 2004 by and between AEROFLEX INCORPORATED, a Delaware corporation (hereinafter the "Company") and MICHAEL GORIN (hereinafter the "Executive").

W I T N E S S E T H:

        WHEREAS, the Company and Executive entered into an Employment Agreement dated March 1, 1999, as amended subsequently by Amendment Agreements dated September 1, 1999, August 13, 2001 and November 8, 2001 (hereinafter the "Employment Agreement"); and

        WHEREAS, the Company and Executive desire to further modify the said Employment Agreement.

        NOW, THEREFORE, the parties hereto agree as follows:

  2.
  Paragraph 2(b) shall be amended and restated as follows, effective as of the date hereof:

    "(b)    Employment Term.    The Employment Term shall commence on the Effective Date and shall terminate on December 31, 2009."

  2.
  Except as specifically provided in this Amendment, the Employment Agreement is in all other respects hereby ratified and confirmed without amendment.

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

AEROFLEX INCORPORATED
By:	/s/ HARVEY R. BLAU Harvey R. Blau, Chairman & CEO
/s/ MICHAEL GORIN Michael Gorin